UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2022 (April 13, 2022)

CytoDyn Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49908	83-1887078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Main Street, Suite 660

Vancouver, Washington 98660

(Address of principal executive offices, including zip code)

(360) 980-8524

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On April 13, 2022, CytoDyn Inc. (the “Company”) received a letter from the Company’s current independent registered public accounting firm, Warren Averett, LLC (“Warren Averett”), informing the Company that, effective April 13, 2022, Warren Averett was resigning as the Company’s independent registered public accounting firm. The Company’s Audit Committee had not recommended a change in the Company’s accountant. On April 18, 2022, the Audit Committee appointed and engaged Macias Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm to perform the audit of the Company’s financial statements for the fiscal year ended May 31, 2022, subject to the completion of client acceptance procedures.

The audit reports of Warren Averett on the Company’s financial statements for the fiscal years ended May 31, 2021 and May 31, 2020, included in its Annual Reports on Form 10-K for the fiscal years ended May 31, 2021, and May 31, 2020, filed on July 30, 2021, and August 14, 2020, respectively, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the expression, in Warren Averett’s audit reports dated July 30, 2021, and August 14, 2020, that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the fiscal years ended May 31, 2020 and May 31, 2021, as well as the subsequent interim period through April 13, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K), between the Company and Warren Averett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Warren Averett, would have caused Warren Averett to make reference to the subject matter of the disagreements in connection with its reports.

Other than the material weakness reported in Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended November 30, 2021, filed on January 10, 2022 (the “Fiscal 2022 Second Quarter 10-Q”), there were no “reportable events” under Item 304(a)(1)(v) of Regulation S-K that occurred or were identified during the Company’s two most recent fiscal years ended May 31, 2020 and May 31, 2021, or during the subsequent interim period through April 13, 2022. The material weakness resulted from an error identified by management during its preparation of the Company’s financial statements for the three and six months ended November 30, 2021, which resulted in revisions to additional paid-in capital and non-cash inducement interest expense beginning in fiscal year 2018 through the three months ended August 31, 2021. The material weakness caused the Company’s management to conclude that the Company’s internal control over financial reporting was not effective as of November 30, 2021. See Part I, Item 4, of the Fiscal 2022 Second Quarter 10-Q for additional information regarding the material weakness.

The Company provided Warren Averett with a copy of this current report prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Warren Averett furnish a letter addressed to the SEC stating whether or not Warren Averett agrees with the statements noted above. A copy of this letter, dated April 19, 2022, from Warren Averett is attached as Exhibit 16.1 to this current report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits: The following exhibit is filed with this Form 8-K:

16.1	Letter, dated April 19, 2022, from Warren Averett, LLC to the Securities and Exchange Commission.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTODYN INC.

Date: April 19, 2022	By	/s/ Antonio Migliarese
Antonio Migliarese Chief Financial Officer